SERVICES AGREEMENT





                            GLOBALTRON COMMUNICATIONS
                                   CORPORATION

                                       AND

                              SINGER PRODUCTS INC.

SERVICES AGREEMENT                                                            1

                               SERVICES AGREEMENT

This services Agreement (Agreement) dated July 11, 2000, is entered into by Globaltron Communications Corporation (Purchaser) a company incorporated under the laws of Florida. U.S.A., with principal offices located at New World Tower, 100 North Biscayne Boulevard, Suite 2500, Miami, Florida, Singer Products Inc. (Supplier), a company incorporated under the laws of Florida, USA, with principal offices located at 1840 West 49th Street. Suite 501, Hialeah, Florida.

The parties desire to commence the partial execution of the objectives of the Memorandum of Understanding (hereinafter "MOU"), signed between them on May 13, 2000, in which the purchase of certain switches, licensing of certain software and services was contemplated, now the parties agree as follows:

                                  SCOPE OF WORK

This document defines the scope of work and identifies the project tasks and responsibilities for Singer (Supplier) and Globaltron Communications Corporation (Customer), in connection with the switches and software.

                                     PART I
                     TELEPHONY AND TRANSIT SWITCHES SERVICES


1.   PROJECT SCOPE SUMMARY

Customer has contracted with Tropico Sistemas e Telacomunicacoes S.A., a company incorporated under the laws of Brazil, with principal offices located at Avenida Selma Parada 201 (Galleria Office Park Ed 4), Campinas, State of Sao Paulo, Brazil (Vendor) the supply and commissioning of Telephony and transit switches, under Purchase and Supply Agreement dated July 11th, 2000. Singer as the authorized distributor and sales representative of Vendor, is also authorized to render services related to Vendor's Products. Singer will support also Vendor's responsibilities under the Purchase and Supply Agreement, providing local personnel and services during the different phases of the project implementation: project management, equipment definitions, engineering, installation, commissioning, tests, acceptance tests, final delivery and other services as defined in this Agreement.

Purchaser agrees to contract the services and Supplier (Supplier Services) agrees to supply certain services, the description, quantities and prices of which are set forth in Exhibit A.

SERVICES AGREEMENT                                                            2


2.   SERVICES

     2.1.     PROGRAM MANAGEMENT

Supplier will assign a Project Manager to administer all aspects of this Agreement. The Project Management will maintain the total administration of the project and will assures compliance with Purchaser's and Supplier specifications.

The Project Management will maintain overall responsibility and control for the services to be performed under this Agreement, including the coordination and utilization of all resources assigned. The Project Manager will be the main point of contact maintaining a channel of communication with Purchaser and Supplier throughout the extent of the project. In summary, the Project Manager is responsible for:

          - Compliance with all technical requirement as defined by Purchaser and Vendor

          - Coordinate equipment definition engineering with Purchaser and Vendor

          - The overall coordination of the installation, testing and commissioning of system

          -    The preparation, update and adherence to schedule

          -    Compliance with Project Schedule

          -    Compliance with contract requirements

          -    Maintenance of good customer relations



2.2. SITE SURVEYS

Site surveys will be performed by Supplier personnel to gather information regarding all physical aspects of the work site for the Vendor's switching equipment. This includes the existing configuration of equip Project Management and facilities to recommend, the most practical and economically available access in and around the physical site/plant, equipment installation, cabling, etc and the verification of space requirements for scope specified equipment. From data gathered information during the site survey the Project Engineer shall recommends, installation instructions, and installation specifications.

Supplier shall submit detail report of site survey, which will include its standard physical survey forms which shall be filled out by the Supplier's Project Engineers to document this service.

SERVICES AGREEMENT                                                            3

This Report will include the following information:

               - Geodetic to include: Site coordinates, land elevation, building elevation.

               -    Site photographs (rooftops, towers, buildings, etc

               -    Site survey drawings.

               - Site information containing the site address, owner/agent contact information, a description of the site, etc.

               - Site configuration drawings showing proposed equipment, and cable routing locations.

               -    Listing of ancillary equipment required (e.g. mounts, etc.).

               -    DC interconnection.

               -    Cable diagrams between Switch and DDF.

               - Cable diagrams between existing equipment and Vendor equipment Management

               - Detail listing any potential extraordinary installation requirements.

               - Civil works or modifications required at existing facilities Civil works

               -    Recommendations

               -    Conclusions.

2.3. INSTALLATION

Supplier will perform all tasks related to the installation and commissioning of the telephony and transit switches and related equipment supplied by Vendor to Purchaser under the Purchase and Supply Agreement, following technical definition issued by Purchaser and Vendor's technical specifications supplied, in compliance with all local regulations in the country of installation of the equipment.

2.4. TESTING AND COMMISSIONING

Once the equipment is in place, installed and operational, field testing will commence. Each equipment will be tested individually to ensure performance of the equipment.

Field Acceptance testing will be performed in accordance with the tests procedures supplied by Vendor approved by Purchaser.

Supplier and Vendor will perform the following activities:

Connectivity Test: - Connectivity diagrams
                     Operational voltages
                     Cable continuity
                     Attenuation and capacitance

SERVICES AGREEMENT                                                           4


Switch:          - Users Tests (Only for local switches).
                   Routing Interconnection Tests (trunks).
                   Local call Tests (Only for local switches).
                   Internet network Call Testing.
                   CDR Signaling Verification.
                   CDR Billing Verification.
                   Testing for supplementary services (Only for local switches). Fail Alarms Verification.
                   Fail Messages Verification.
                   Test Synchronization
                   Redundancy Testing
                   Traffic observation
                   ISDN Service Testing. (Only for local switches)
                   V5.2 Interconnection Testing. (Only for local switches)
                   Tests for ISP Interconnection (Internet Traffic Deviation). Tests for IP Internetworking.
                   Tests for Voice Mail. (Only for local switches)

Purchaser will witness and participate in all tests. If Purchaser elects not to witness the scheduled tests while they are being performed and subsequently requests new tests, the costs for the additional tests will be invoiced to Purchaser on a time and expense basis. Upon verification of equipment performance, per the test plan, a certificate of final acceptance for each site will be signed by the parties.

Purchaser shall assign technical personnel during the installation, test and commissioning to witness and accept the services performed by Vendor and Supplier. At the completion of each one of the milestones a partial minutes of acceptance will be signed by the parties, for each installation site. Any corrections or observations regarding the services performed shall be indicated by Purchase to Supplier's personnel completing the work at the installation site.

3. GENERAL TERMS

     3.1. DEFINITIONS

The following initials are used to define the responsible party as reflected in this Agreement:
      P  =         Purchaser,
      V  =         Vendor
      S  =         Supplier
      J  =         Joint (Purchaser, Vendor and Supplier)
      JV =         Joint (Vendor and Supplier)

SERVICES AGREEMENT                                                            5




3.2. RESPONSIBILITIES:


V    Provide standard Export equipment packing

P Obtain all necessary local and/or state construction and work permits as required to do the work.

P Provide transportation of equipment and material from place of manufacture to CIP country of destination.

P Provide transportation of equipment and material from Airport of entry to customer's warehouses

P Provide secure and appropriate storage for all equipment at warehouse and installation site.

S    Provide transportation of Supplier's personnel to installation site.

P Provide transportation of equipment and material from customer warehouse to installation site.

P Provide insurance of equipment and material from customer warehouse until customer acceptance.

JV   Provide equipment installation materials as per site survey reports


3.3. DOCUMENTATION

Upon completion of the installation Supplier shall deliver to Purchaser a complete set of as build drawings, including wiring diagrams of each site.


3.4. PROJECT ENGINEERING RESPONSIBILITIES

J Perform pre-engineering site-by-site review to gather data necessary to perform all project/equipment engineering requirements.

J Perform commissioning and acceptance tests as specified in the test procedures.

S    Provide hard copy as-built drawings of Vendor's supplied equipment.

SERVICES AGREEMENT                                                            6


3.5. GENERAL PROJECT RESPONSIBILITIES

P Obtain work permits for this project. Obtain all necessary public agency approvals or documentation.

P    Obtain documentation for existing building structures

P Perform inspection and analysis of existing structure to support the equipment.

JV   Prepare a project schedule for Purchaser's acceptance.

P Provide permit access to sites to perform work in accordance with the project schedule, for a minimum of 10 hours per day, 6 days per week.

P    Provide existing site and system drawings as required.


3.6 INSTALLATION INFRASTRUCTURE RESPONSIBILITIES - CIVIL WORKS

P Provide structural analysis reports on existing structures at existing sites where necessary.

P    Provide site layout drawing(s).

P Perform the necessary building modification or civil construction as engineering required.

P Perform site preparation for equipment installation according to survey report.


3.7. POWER SOURCE / GROUNDING

P Provide AC and DC power at all site with the necessary breakers for the installation of the Vendor's supplied equipment.

P    Provide all power for ACC at all sites.

P Provide station/site grounding in accordance with EIA-TIA-222F standard with cable lengths to terminate no further than 5 feet of equipment room.

P    Provide DC circuit breakers within the power panel to support systems load.

P In high lightning areas, provide station/site grounding in accordance with ANSI T1.313.199, REA 397D, TE+CM 810, EIA/TIA-222F standards.

SERVICES AGREEMENT                                                            7


3.8. INSTALLATION EQUIPMENTS RESPONSIBILITIES

S Unpack all Vendor's supplied equipment. Verify packing list to equipment list end specifications.

P Provide El's to an intermediate distribution frame (IDF) or digital cross-connect panel (DSX).

S    Mark-up any additions or changes to Site Survey drawings.

S    Install cable trays as required.

S    Install all equipment supplied by Vendor for this project.

S Verify and test installation for conformance with local applicable industry standards.

S Connect Supplier's supplied equipment racks to the point ground in the equipment room.


4. PRICES AND PAYMENTS

4.1 The prices for Supplier Services ("Supplier Price") are set forth in Exhibit A shall be Six Hundred Ninety Four Thousand Four Hundred (US$ 694,400.00) Dollars of the United States of America, hereto and shall be paid directly to Supplier by Purchaser as follows:

     a) Twenty five (25) percent down payment

     b) Fifteen (15) percent to be paid prior to the schedule date of the initiation of the installation of the first Deployment Group

     c) The remaining sixty (60) percent of the total services price partially upon presentation of invoice as follows:

       i. Twelve (12) percent of the total services, as work per according to the installation schedule of the first Deployment Group.

       ii. Ten (10) percent of the total services, as work progresses according to the installation of schedule of the second Deployment Group.

       iii. Eighteen (18) percent of the total services as work progresses according to the installation scheduled of the third Deployment Group.

       iv. Twenty (20) percent of the total services as work progresses according to the installation schedule of the fourth Deployment Group.

SERVICES AGREEMENT                                                            8


     4.2 The payments against invoices shall be made within ten (10) days of the date of the respective invoice.

     4.3 For those services to be rendered in Colombia or other Latin American Countries, Supplier shall use the services of Singer Products Inc. & Cia. Ltda. a company organized under the laws of Colombia (hereinafter "Singer Colombia") which services will be invoiced by and paid to Singer Colombia. Supplier and Singer Colombia shall be jointly and severally liable to Supplier only for those services performed by Singer Colombia.

     4.4 No payments owed to Supplier or to Singer Colombia shall be retained or in any way reduced because of failure by Vendor to perform their obligations under this Agreement. Purchaser shall reimburse Supplier for hotel, meals, (including air travel) and administrative expenses, incurred for the performance of services under this Agreement. Such services shall be rendered by supplier with no additional charges other than the ones mentioned herein.

     4.5 The reimbursements to Supplier mentioned in this Clause shall be made by Purchaser on the fifth (5th) business day of the month subsequent to that in which expenses were incurred.


5. DELIVERY


     5.1. Services shall be provided to Supplier to Purchaser in accordance with the schedule contained in Exhibit D, of the Purchase and Supply Agreement between Purchaser and Vendor.


     5.2. Purchaser, Vendor and Supplier shall revise quarter1y the project schedule based on the equipment configuration and delivery

SERViCES AGREEMENT                                                           9



                                     PART II
                                SYSTEMS SERVICES


6. PROJECT SCOPE SUMMARY

Customer has contracted with CPqD Technologies & Systems Inc. a company incorporated under the laws of Delaware - USA, with principal offices located at 111 Market Street at San Jose -- California - USA (Licensor) the supply right to use certain computer programs, under License Agreement dated July 11th, 2000. Singer will support Licensor's responsibilities under the License Agreement, providing under this Agreement local personnel and services during the different phases of the implementation of the project: project management, installation, commissioning, tests, acceptance tests, final delivery and other services as defined in this Agreement.

Licensee agrees to contract the services and Supplier agrees to supply certain (hereinafter Supplier Services), the description, quantities and prices of which are set forth in Exhibit A.

7. SERVICES

     7.1. PROGRAM MANAGEMENT

Supplier will assign a Project Manager to administer all aspects of the Systems Services Agreement. The Project Manager will maintain the total administration of the project and will assures compliance with customer's and Supplier specifications.

The Project Manager will maintain overall responsibility and control for the services to be performed under this Agreement, including the coordination and utilization of all resources assigned. The Project Manager will be the principal point of contact maintaining a channel of communication with Purchaser and Licensor throughout the extent of the project. In summary, the Project Manager is responsible for

     o Compliance with all technical requirement as defined by Purchaser and Supplier

     o    Coordinate Systems Definitions with Purchaser and Licensor.

     o The overall coordination of the installation, testing and commissioning of the systems

     o    The preparation, update and adherence to schedule

     o    Compliance with Project Schedule

     o    Compliance with contract requirements

     o    Maintenance of all project documentation

SERVICES AGREEMENT                                                           10


     7.2.    SOFTWARE INSTALLATION SUPPORT

Supplier will support Licensor during all tasks during the installation of the software programs supplied by Licensor to Purchaser under the License Agreement, following technical definitions issued by Purchaser and Vendor technical specifications supplied.

     7.3.    TESTING AND COMMISSIONING

Once the software is in place, installed and operational, field testing will commence. Each computer program will be tested individually to ensure performance of the system. Field Acceptance testing will be performed in accordance with the tests procedures supplied by Licensor and approved by Purchaser.

Purchaser will witness and participate in all tests. If Purchaser elects not to witness the scheduled tests while they are being performed and subsequently requests new tests, the costs for the additional tests will be invoiced to Purchaser on a time and expense basis. Upon verification of software performance, per the test plan, a certificate of final acceptance of each site will be signed by the parties.

Purchaser shall assign technical personnel during the installation, test and commissioning to witness and accept the services performed by Licensor and Supplier. At the completion of each one of the milestones a partial minutes of acceptance will be signed by the parties, for each installation site. Any corrections or observations regarding the services performed shall be indicated by Purchase to Supplier's personnel completing the work at the installation site.


8.   GENERAL TERMS

     8.1.        DEFINITIONS

The following initials are used to define the responsible party as reflected in this Agreement:

P    = Purchaser.

L    = Licensor.

S    = Supplier

J    = Joint (Purchaser, Licensor and Supplier)

JL   = Joint (Licensor and Supplier).

SERVICES AGREEMENT                                                           11


     8.2. RESPONSIBILITIES

          8.2.1. Software Installation

          P: Obtain site access permits for the installation sites, assuring a regular daily working period (10 hours per day, six days per week).

          P: Obtain all necessary local and/or state construction and work permits as required to do the work.

          L:   Provide standard Export Software packing.

          P: Provide all local materials required for successful installation according to the site survey. I

          J: Inventory of the Software to be supplied according to the packing list.

          S: Installation of the software in the equipment to be supplied by the Licensor.

          S:   Definitions and customization of the Hardware.

          JL:  Loading of Test Database.

          S:   Drivers' interoperation verification.

          8.2.2. Tests

          S: Assist Licensor in the corresponding tests following Licensor ATP (Acceptance Test Procedure).

          P: Assign a project coordinator who will approve the Systems and Tests performed by Licensor and Supplier which will give formal acceptance for the works.

9. ACCEPTANCE PROCEDURE FOR LICENSOR SOFTWARE

The final acceptance process will follow the Acceptance Test Procedures (ATP) submitted by Licensor and approved by Purchaser.


10. DOCUMENTATION

Upon completion of the installation, Tests, Commissioning and Final Acceptance Supplier shall assemble and deliver to Purchaser the complete Systems documentation.

SERVICES AGREEMENT                                                           12


11. PRICES AND PAYMENTS

 The prices for Supplier Services ("Supplier Price") are set forth in Exhibit A shall be Four Hundred Seventy Five Thousand and Six Hundred (US$ 475,600.00) Dollars of United States of America and shall be paid directly to Singer by Purchaser as follows:

          Twenty five (25) percent down payment

          Fifteen (15) percent to be paid prior to the schedule date of the initiation of the installation of the Systems.

          The remaining sixty (60) percent of the total services price is to be paid partially upon presentation of monthly invoices as work progresses according to the installation schedule.

The payments against invoices shall be made within ten (10) days of the date of the respective invoice.

For those services to be rendered in Colombia or other Latin American countries Supplier shall use the services of Singer Products Inc. & Cia. Ltda. a company organized under the laws of Colombia (hereinafter "Singer Colombia") which services will be invoiced by and paid to Singer Colombia. Singer and Singer Colombia shall be jointly and severally liable to Singer only for those services performed in Colombia by Singer Colombia.

No payments owed to Supplier or to Singer Colombia shall be retained or in any way reduced because of failure by Licensor to perform their obligations under this Agreement.

Purchaser shall reimburse Supplier for hotel, meals, transportation (including air travel) and administrative expenses, incurred for the performance of services described under this Agreement. Such services shall be rendered by Supplier with no additional charges other than the ones mentioned herein.

The reimbursements to Supplier mentioned in this Clause shall be made by Purchaser on the fifth (5th) business day of the month subsequent to that in which expenses were incurred.

SERVICES AGREEMENT                                                         13

12. DELIVERY

Services shall be provided by Supplier to Purchaser in accordance with the schedule contained in Exhibit E, of the License Agreement between Purchaser and Supplier. Purchaser, Supplier, Licensor and Vendor shall revise quarterly the project schedule, based on the Systems and Products configuration and delivery.


                                    PART III
                               GENERAL PROVISIONS


13.TERMINATION

Either Supplier or Purchaser may terminate this agreement immediately without need of previous judicial or arbitration resolution, in the event that the other party (a) has materially breached any of its obligations under the Agreement and after notification thereof does not remedy the breach within thirty (30) days or
(b) has been adjudged a bankrupt, has become insolvent by any test, has filed any petition in any court of bankruptcy or equivalent court for receivership, reorganization, bankruptcy arrangement or relief from debts or creditors, or for any other relief whatsoever, has had any such petition filed against it, or has made any assignment for the benefit of creditors or has any substantial part of its assets subjected to any involuntary lien which is not removed within thirty (30) days after notice thereof.

14. WAIVER

No delay or failure by either Party in exercising any right under this Agreement, nor any partial exercise thereof, shall be deemed to constitute a waiver of said right or of any other right.

15. EFFECT OF BREACH


In addition to any other rights, privileges, power or remedies of Supplier hereunder or under law, upon the occurrence of a breach of the Agreement or of any other event which gives rise to the Supplier's right to terminate the Agreement, the Purchaser shall remain liable for any and all monetary or financial obligations arising under this Agreement.

15.1. Force Majeure.

Supplier and Singer shall not be responsible for delays or failures in its

SERVICES AGREEMENT                                                          14


performance hereunder resulting from Acts of God, earthquake shortages of supplies, transportation difficulties, labor disputes, riots, war, fire, epidemics, and any acts, omissions or events beyond its control. Performance times under this Agreement shall be extended for a period of time equivalent to the time lost because of a delay which is excusable under this provision.

16. SEVERABILLITY

Should any condition or term, or any part thereof, contained in this Agreement be unenforceable or prohibited by law or by any present or future local, municipal, provincial/state or national/federal legislation, then such Article, condition, term or part thereof, shall be amended, and is hereby amended so as to be in compliance with said legislation or law but, if such Article, condition or term, or part thereof cannot be amended so as to be in compliance with any such legislation or law then such Article, condition, term or part thereof shall be deemed severed from this Agreement, and all the rest of the Articles, terms and this Agreement, shall remained unimpaired.

17. ASSIGNMENTS

Except as otherwise expressly provided herein, neither this Agreement nor any of the rights and obligations contained therein may be assigned by either party without the prior written consent of the other parties.


18. GOVERNING LAW AND VENUE

This Agreement has been entered into and shall be governed in accordance with the laws of the State of Florida, U.S.A. The parties irrevocably and unconditionally submit to the jurisdiction of the courts of Miami, Florida

19. NOTICES

All notices required or permitted under this Agreement will be in writing and will be deemed received when (a) delivered personally; (b) when sent by confirmed telex or facsimile (followed by the actual document in air mail/air courier); (c) three (3) days after having been sent by registered or certified mail, return receipt requested, portage prepaid (or ten (10) days for international mail); or (d) one (1) day after deposit with a commercial express courier specifying next day delivery or, for international courier packages, two
(2) days after deposit with a commercial express courier specifying 2-day delivery, with written verification of receipt, to the address set forth below:

SERVICES AGREEMENT                                                           15

                 Purchaser:
                 Globaltron Communications Corporation
                 100 North Biscayne Blvd.
                 Suite 2500
                 Miami, Florida 33132

                 Vendor:
                 Tropico Sistemas e Telecomunicacoes S.A.
                 Avenida Selma Parada 201 (Galleria Office Park Ed 4) Campinas, State of Sao Paulo, Brazil

                 Supplier:
                 Singer Products Inc.
                 1840 West 4th Street, Suite 501
                 Hialeah, Florida

                 Licensor:
                 CPqD Technologies & Systems Inc.
                 111 Market Street
                 San Jose -- CA.

20. TAXES

All prices and charges stated herein are exclusive of any taxes, fees and duties or other amounts, however designated, and including without limitation value added and withholding taxes which are levied or based upon prices and charges or upon this Agreement. Purchaser shall report and pay all federal, state, and local taxes, (excluding only those taxes based on the net income derived by Vendor and Supplier), duties and amounts designated, levied, or based (1) upon the Services or it's prices or any other amounts payable under this Agreement; or (2) on account of this Agreement; Purchaser shall indemnify and hold harmless Vendor and Supplier, from all claims and liability resulting from Purchaser failure to report or pay such amounts.

21. ENTIRE AGREEMENT MODIFICATIONS

This Agreement including all exhibits hereto, which are hereby incorporated herein by this reference, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supercedes any and all prior contemporaneous representations, proposals, agreements, negotiations, advertisements, statements, or understandings, whether oral or written. No amendment to this Agreement shall be binding on the Parties unless such amendment is in writing and execute by authorized representatives of the Parties to this Agreement.

SERVICES AGREEMENT                                                            16



IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their respective authorized Representatives; in three identical counterparts, I which shall be deemed an original




Global Communications Corporation            By /s/ Gary Morgan
----------------------------------------     ------------------------------
Gary Morgan                                  Title: President



Tropico Sistemas e Telecomunicacoes S.A.     By /s/
----------------------------------------     ------------------------------
Luiz Augusto C. de Aquino                    Title: Director


Tropico Sistemas e Telecomunicacoes S.A.     By /s/ Arnaldo Coutinho Costa
----------------------------------------     ------------------------------
Arnaldo Coutinho Costa                       Title: Business Director


Singer Products Inc.                         By /s/ Jaime Rojas
----------------------------------------     ------------------------------
Jaime Rojas                                  Title: President


CPqD Technologies & Systems Inc.             By /s/
----------------------------------------     ------------------------------
Torsten Ralf Bojlesen                        Title: V.P. Business Development


CPqD Technologies & Systems Inc.             By /s/ Luiz Antonio Lomenso
----------------------------------------     ------------------------------
Luiz Antonio Lomenso                         Title: V.P. Finance

                                   EXHIBIT A

                                SINGER PRODUCTS
                                    SERVICES


--------------------------------------------------------------------------------------------------------------
ITEM                          DESCRIPTION                                                   TOTAL VALUE US$
--------------------------------------------------------------------------------------------------------------
               Item 1-Telephony Switches Prices
--------------------------------------------------------------------------------------------------------------
A          DESCRIPTION OF SERVICE
--------------------------------------------------------------------------------------------------------------
           Following is a description of the corresponding local activities for Tropico equipment installation and commissioning at each site.
--------------------------------------------------------------------------------------------------------------
A1         Field System Engineering
           Field Engineering consists of data gathering for Tropico systems in each site
           Includes:
             Site survey
             Definitions of cable connections
             Verification of the infrastructure and complimentary equipment required to assure a  good installation and equipment operation
             DC Interconnection Engineering with power equipment to be supplied by Globaltron
             Site survey report with recommendations covering electrical, civil and environment requirements to be supplied by Globaltron
--------------------------------------------------------------------------------------------------------------
A2         Switching Equipment Installation
           It includes:
             Uncrate, inventory and reception
             Racks and cages installation
             Inter sub-racks cable installation
             Power Connection and DC voltage verification
--------------------------------------------------------------------------------------------------------------
A3         Switching Equipment Commissioning
           Hardware and Software verification
           Connectivity verification
           Creation of switching database
           Field testing
           Includes:
              Users tests (Only for local switches)
              Routes Interconnection Tests (trunks)
              Local call Tests (Only for local switches)
              InterNetwork Call Testing
              CDR Signaling Verification
              CDR Billing Verification
              Testing for supplementary services (Only for local switches)
              Fall Alarms Verification
              Fall Messages Verification
--------------------------------------------------------------------------------------------------------------



                                   EXHIBIT A

                                SINGER PRODUCTS
                                    SERVICES




--------------------------------------------------------------------------------------------------------------
ITEM                          DESCRIPTION                    TOTAL VALUE US$
--------------------------------------------------------------------------------------------------------------
              Test Synchronization
              Redundancy Testing
              Traffic observation
              ISDN Service Testing (Only for local switches)
              V5.2 Interconnection Testing (Only for local switches)
              Tests for ISP Interconnection (Internet Traffic Deviation)
              Tests for IP Internetworking
              Tests for Voice Mail. (Only for local switches)
--------------------------------------------------------------------------------------------------------------
A4         Acceptance Procedure for Tropico and CPqD Equipment
           Includes:

              (Acceptance Testing Procedure)
               Signature of GLOBALTRON Acceptances for proper operation of
               TRoPICO equipment
--------------------------------------------------------------------------------------------------------------
B          Total Item 1 Project Management, System Engineering, Installation, Tests,            US $694,400.00
           Commissioning and support services
--------------------------------------------------------------------------------------------------------------


Note: The prices do not include I.V.A. (15%) TAX



                                SINGER PRODUCTS
                                    SERVICES



--------------------------------------------------------------------------------------------------------------
ITEM                          DESCRIPTION                    TOTAL VALUE US$
--------------------------------------------------------------------------------------------------------------
               Item 2 Systems Services
--------------------------------------------------------------------------------------------------------------
A          DESCRIPTION OF SERVICE
           Following  is a description of the corresponding local activities for system software installation and commissioning
--------------------------------------------------------------------------------------------------------------
A1         CPqD Software Installation
           Includes:
              Definitions and customization of Hardware
              Software installation
              Feeding of Database
              Driver's interpretation verification
--------------------------------------------------------------------------------------------------------------
A2         CpqD Software Commissioning
           Includes;
              Testing of Loading of data
              Menu and screen verification
              Data processing Verification
              Testing of connectivity with Switch system
--------------------------------------------------------------------------------------------------------------
A3         Acceptance Procedure for CPqD Software
           Includes:
              TOTAL Commissioning according with CPqD software
              (Acceptance Testing Procedure)
           Signature of GLOBALTRON Acceptances for proper operation of
           CPqD
--------------------------------------------------------------------------------------------------------------
B          PRICES FOR SERVICES
           Total Item 1 Project Management, System Engineering, Installation, Tests             US$ 475,600.00
           Commissioning and support services





           Note: The prices do not include I.V.A. (15%) TAX


                                   EXHIBIT - A

                                DAILY LIST PRICE
                     SINGER PRODUCTS SERVICES FOR COLOMBIA

--------------------------------------------------------------------------------
ITEM                       DESCRIPTION                        DAILY PRICE US$
--------------------------------------------------------------------------------
1                Project Manager                                         600.00
2                Senior Engineer                                         550.00
3                Supervision Engineer                                    550.00
4                Field Engineer                                          400.00
5                Senior Technician                                       400.00
6                Testing Technician                                      300.00
7                Installation Technician                                 225.00
8                Local Transportation                                        (*)
9                Rural Transportation                                        (*)
10               Air Transportation                                          (*)
11               Living Expenses per person                              175.00
12               Testing Equipment                                     1,200.00
--------------------------------------------------------------------------------


(*) The prices will be cost plus 15%




                                   EXHIBIT - A

                                DAILY LIST PRICE
               SINGER PRODUCTS SERVICES FOR OTHERS L.A. COUNTRIES

--------------------------------------------------------------------------------
ITEM                       DESCRIPTION                        DAILY PRICE US$
--------------------------------------------------------------------------------
1                Project Manager                                         850.00
2                Senior Engineer                                         650.00
3                Supervision Engineer                                    650.00
4                Field Engineer                                          600.00
5                Senior Technician                                       450.00
6                Testing Technician                                      425.00
7                Installation Technician                                 410.00
8                Local Transportation                                        (*)
9                Rural Transportation                                        (*)
10               Air Transportation                                          (*)
11               Living Expenses per person                                  (*)
12               Testing Equipment                                     1,200.00
--------------------------------------------------------------------------------


(*) The prices will be Net Costs + 15%



                                   EXHIBIT - A

                            DAILY LIST PRICE FOR USA
                            SINGER PRODUCTS SERVICES

--------------------------------------------------------------------------------
ITEM                       DESCRIPTION                        DAILY PRICE US$
--------------------------------------------------------------------------------
1                Project Manager                                       1,200.00
2                Senior Engineer                                       1,200.00
3                Supervision Engineer                                    900.00
4                Field Engineer                                        1,200.00
5                Senior Technician                                     1,000.00
6                Testing Technician                                      800.00
7                Installation Technician                                 600.00
8                Local Transportation                                        (*)
9                Rural Transportation                                        (*)
10               Air Transportation                                          (*)
11               Living Expenses per person                                  (*)
12               Testing Equipment                                     1,200.00
--------------------------------------------------------------------------------


(*) The prices will be cost plus 15%